Commitments	12 Months Ended
Dec. 31, 2017
Commitments
Commitments

NOTE 9—COMMITMENTS:

a.	In April 2011, the Company executed a Commercial License Agreement with Crucell Holland B.V. (“Crucell”), for incorporating the adenovirus 5 in VB-111 and other drug candidates for cancer for consideration including the following potential future payments:

●	an annual license fee of €100 thousand ($120 thousand), continuing until the termination of the agreement, which will occur upon (i) the later of the expiration date of the last related patent or 10 years from the first commercial sale of VB-111 or (ii) the termination of the agreement by the Company, which is permitted, upon three months’ written advance notice to Crucell;

●	a milestone payment of €400 thousand ($480 thousand) upon receipt of the first regulatory approval for the marketing of the first indication for each product covered under the agreement; and

●	royalties of 0.5%-2.0% on net sales.

There are no limits or caps on the amount of potential royalties. Pursuant to the agreement, the Company has the right to terminate the agreement by giving Crucell three months’ written notice.

b.	In October 2012, the Company signed a lease agreement for the building it uses in consideration of $203 thousand per year. As of September 30, 2015, the lease was extended for two years through September 30, 2017 and then for another 3 months through December 31st, 2017, and for only the manufacturing facility (380 sq. meters) an additional 6 months period through June 30th, 2018. The future minimum lease payments required in the next year under the operating lease for such premises is approximately $48 thousand in 2018.

In October 2016, the Company entered into a long-term lease contract for approximately $2.0 million over 7 years for a new facility in Modiin, Israel with the option to extend for an additional two periods of three years each. The site houses the Company’s local biological drugs manufacturing facility, headquarters, discovery research and clinical development. The Company relocated to its new site in October 2017. The expected future minimum lease payment $346 thousand on an annual basis for the years ending December 31, 2018 through December 31, 2023, and $144 thousand for the year ending December 31, 2024.

The Company entered into operating lease agreements for vehicles it uses. The leases will expire in 2020. The expected lease payments for the years ending December 31, 2018, 2019 and 2020 are approximately $170 thousand, $147 thousand and $65 thousand, respectively.

c.	In February 2013, the Company entered into an agreement with Tel Hashomer—Medical Research, Infrastructure and Services Ltd. (“Tel Hashomer”). The agreement with Tel Hashomer provides that the Company will pay 1% of any net sales of any product covered by the intellectual property covered under the agreement and 2% of any consideration received by the Company for granting a license or similar rights to such intellectual property. Such amounts will be recorded as part of the Company’s cost of revenues. In addition, upon the occurrence of an exit event such as a merger, sale of all shares or assets or the closing of an initial public offering such as the IPO, the Company is required to pay to Tel Hashomer 1% of the proceeds received by the Company or its shareholders as the case may be. Royalty and all other payment obligations under this agreement will expire once the Company has paid an aggregate sum of NIS 100 million (approximately $29 million) to Tel Hashomer by way of pay out, exit proceeds and licensing consideration. Amounts previously paid as royalties on any net sales will not be taken into account when calculating this aggregate sum. Amounts payable upon occurrence of an exit event is not considered to be probable until actual occurrence. Upon occurrence of such event, as such event does not represent a substantive milestone with regard to the Company’s intellectual property, the amount to be paid is recorded in the Statement of Comprehensive Loss under research and development costs.

In November 2014, following the completion of an IPO, the Company paid to Tel Hashomer amount of $0.4 million. In November 2017, following the execution of The License Agreement, the Company paid Tel Hashomer an additional $340 thousand for a 2% consideration that was received for granting a license or similar rights to this intellectual property.

d.	In January 2015, the Company entered into an agreement with a Contact Research Organization (“CRO”) according to which it will receive project management, clinical development and other related services from the CRO for the execution of the Phase 3 rGBM clinical trial study in consideration for up to $18.7 million. Additional expenses related to changes in the study and in the estimated services involved were agreed upon and are being negotiated with the CRO during the execution of the study. Through December 31, 2017, expenses in the total amount of $17.5 million were incurred.

e.	The Company is committed to pay royalties to the Government of Israel on proceeds from sales of products in the research and development of which the Government participates by way of grants. At time the grants were received, successful development of the related project was not assumed. In the case of failure of the project that was partly financed by the Government of Israel, the Company is not obligated to pay any such royalties. Under the terms of the Company’s funding from the Israeli Government, royalties of 3%-3.5% are payable on sales of products developed from projects so funded up to 100% of the amount of the grant received by the Company (dollar linked) with the addition of an annual interest based on Libor. Following the License Agreement the Company entered in 2017, it accrued a liability for the repayment of royalties in the amount of $510 thousand against research and development expenses. This liability is presented within accounts payable in the statement of financial position. As of December 31, 2017, the total additional royalty amount that may be payable by the Company, before the additional Libor interest, is approximately $22.0 million ($26.9 million including interest).

In addition, under the Research Law, we are prohibited from transferring, including by way of license, the IIA-financed technologies and related intellectual property rights and know-how outside of the State of Israel, except under limited circumstances and only with the approval of the IIA Research Committee. We may not receive the required approvals for any proposed transfer and, even if received, we may be required to pay the IIA a portion of the consideration that we receive upon any sale of such technology to a non-Israeli entity up to 600% of the grant amounts plus interest.

f.	In December 2017, the Company entered into an agreement with a Contact Research Organization (“CRO”) according to which it will receive project management, clinical development and other related services from the CRO for the execution of the Phase 3 study in platinum-resistant ovarian cancer in consideration for approximately $19.0 million. Through December 31, 2017, expenses in the total amount of $400 thousand were incurred.